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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         May 14, 2003
                                                        --------------------

                           COVER-ALL TECHNOLOGIES INC.
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             (Exact name of Registrant as Specified in its Charter)


          Delaware                     0-13124                   13-2698053
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(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code         (201) 794-4800
                                                     ------------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. EXHIBITS.

      (c)         Exhibits.
                  --------

      99.1        Press Release, dated May 14, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     The following information is being furnished under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

     On May 14, 2003, Cover-All Technologies Inc., a Delaware corporation, issued the press release, attached as Exhibit 99.1 hereto and incorporated by reference herein, reporting its revenues and earnings from operations for the quarter ended March 31, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COVER-ALL TECHNOLOGIES INC.


Date:  May 14, 2003               By: /s/ John Roblin
                                     -------------------------------------------
                                     John Roblin, President and Chief Executive
                                      Officer